                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                                     of the
                        Securities Exchange Act of 1934


[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                   Xceed Inc.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
      11.

1)    Title of each class of securities to which transaction applies:  Not
      Applicable

2)    Aggregate number of securities to which transaction applies:  Not
      Applicable

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

4)    Proposed maximum aggregate value of transaction:  Not Applicable

5)    Total fee paid:  Not Applicable

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1)  Amount Previously Paid:  ______________________________

    (2)  Form, Schedule or Registration Statement No.:    ______

    (3)  Filing Party:  ________________________________________

    (4)  Date Filed:    ________________________________________

                                   XCEED INC.
                         488 Madison Avenue, 3rd Floor
                            New York, New York 10022
              ___________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 4, 2000
              ___________________________________________________

To the Stockholders of Xceed Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Xceed Inc., a Delaware corporation (the "Company") will be held at the [Lowes New York Hotel, 569 Lexington Avenue (at 51st Street), New York, New York 10022], on May 4, 2000 at [10:00 a.m.] to consider and take action on the following matters:

     1. To elect six directors to serve until the next annual meeting of stockholders;

     2.  To approve the adoption of the Xceed Inc. Millennium Stock Option Plan;

     3. To ratify the appointment of Deloitte & Touche, LLP, as the Company's independent certified public accountants;

     4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 shares to 100,000,000 shares; and

     5. To transact such other business as may properly come before the meeting.

     Holders of record of the Company's common stock at the close of business on March 3, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON.


                                   By Order of the Board of Directors,


                                   Werner G. Haase, Co-Chairman

New York, New York
April ___, 2000

                                  XCEED INC.
                         488 Madison Avenue, 3rd Floor
                           New York, New York 10022
                     _____________________________________

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 4, 2000
                     _____________________________________

                                PROXY STATEMENT
                     _____________________________________


   This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Xceed Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at [Loews New York Hotel, 569 Lexington Avenue (at 51st Street), New York, New York 10022] at [10:00 a.m.] on May, 4, 2000 or at any adjournments thereof.

   The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. A proxy may be revoked by a stockholder at any time before it is exercised by filing an instrument revoking it with our Corporate Secretary, filing a duly executed proxy bearing a later date or by attending the meeting and electing to vote in person. This Proxy Statement and accompanying proxy card will be mailed to stockholders on or about April __, 2000.

   Holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on March 3, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on March 3, 2000, there were 21,428,230 shares of the Common Stock of the Company outstanding and entitled to vote at the meeting. There were 882 record holders as of March 3, 2000. Each share will be entitled to one vote.

         SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following sets forth information regarding beneficial ownership of our Common Stock as of March 3, 2000 by:

 . each person known to us who beneficially owns more than 5% of the outstanding shares of our Common Stock;

 .  each of our directors and named executive officers; and

 .  all of our directors and executive officers as a group.

   Unless otherwise indicated, the address of each person below is c/o Xceed Inc., 488 Madison Avenue, New York, New York 10022.


                                                 Number of Shares        Percentage of Common
    Name and Address of Beneficial Owner        Beneficially Owned         Stock Outstanding
    -----------------------------------         ------------------         -----------------
Werner G. Haase (1)(2)....................          2,410,150                    10.8%

Nurit Kahane Haasse (2)...................          2,410,150                    10.8%
Scott A. Mednick (3)......................          1,300,000                     5.7%
William N. Zabit..........................          1,073,737                     5.0%

Norman  Docteroff.........................            125,000                      *
81 Two Bridges Road
Fairfield, N.J. 07004

John A. Bermingham (4)....................            100,000                      *
9 Raintree Court
Kinnelon, N.J. 07405

Theodore Deikel (5).......................          1,318,359                     5.9%
2424 West Lake of the Isles
Minneapolis, MN 55405

Terry A. Anderson (6).....................              5,000                      *
19197 River Road
Athens, OH 45701

Directors and Executive Officers as
  a Group (13 persons).....................              ____                   ____%

______________
(1) Consists of 589,450 shares of Common Stock and 743,750 options, all of which have vested and are exercisable at various prices ranging from $1.52 per share to $4.40 per share. See "Executive Compensation -Options/SAR Grants in Last Fiscal Year."

(2) Werner Haase owns 1,333,200 shares of Common Stock, which represents 6.0% of the Common Stock outstanding. Nurit Kahane Haase owns 1,076,950 shares of Common Stock, which represents 5.0% of the Common Stock outstanding. Mr. Haase disclaims any beneficial interest in the shares held by his wife Nurit Kahane Haase. Mrs.

     Haase disclaims any beneficial interest in the shares held by her husband.

(3) Represents 1,000,000 shares issuable upon the exercise of options at an exercise price of $6.00 per share and 300,000 shares issuable upon the exercise of options at an exercise price of $17.38 per share. See "Employment Agreements" and "Executive Compensation - Aggregate Option/SAR Exercises in Last Fiscal Year; Fiscal Year End Option/SAR Values."

(4) Represents 50,000 shares issuable upon the exercise of options at an exercise price of $3.43 a share and 50,000 shares issuable upon the exercise of options at an exercise price of $11.50, which Mr. Bermingham has received as compensation for serving as a member of our Board of Directors. The exercise prices were the closing sale prices as quoted on the Nasdaq National Market System on the dates of the grants.

(5) Mr. Deikel purchased his shares pursuant to a private placement offering by us in May 1999. The above figure includes 439,453 shares of Common Stock and warrants to purchase 878,906 shares of Common Stock at an exercise price of $19.01 per share.

(6) Represents shares issuable upon the exercise of options at an exercise price of $6.06 per share, which Mr. Anderson has received as compensation for serving as a member of our Board of Directors. The exercise price was the market price as quoted on the Nasdaq National Market System on the date of the grant.

* Represents less than one percent (1%) ownership.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

GENERAL

   All directors of the Company are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The Board of Directors currently consists of six members. All six of our current directors are standing for re-election.

   Unless otherwise indicated on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees named below. All nominees presently serve as directors. The Board of Directors believes that all such nominees will stand for election and will serve if elected. However, if any nominee fails to stand for election or is unable to accept election, the persons named in the proxy may vote for such other person (or persons) as may be designated by the Board of Directors.

   The nominees and their biographies are as follows:

________________________________________________________________________________

Scott A. Mednick
Director since 1998
Age 44
________________________________________________________________________________

Mr. Mednick entered into an employment agreement with the Company on July 17, 1998, at which time he was appointed Chairman of the Board and was also named the Company's Chief Strategic Officer. Pursuant to the terms of his employment agreement, the Company has agreed to nominate Mr. Mednick as Chairman during the term of his employment. Mr. Mednick's employment agreement was recently amended to extend its initial term through July 17, 2001, at which time the agreemenet may be renewed upon the mutual agreement of the Company and Mr. Mednick.

In 1982, Mr. Mednick established The Mednick Group, Inc., a company engaged in graphic design and strategic planning. In 1995, The Mednick Group, Inc. became THINK New Ideas, Inc., a provider of marketing technology and interactive business solutions to Fortune 500 companies and other corporate clients. Mr. Mednick served as Chairman and Chief Executive Officer of THINK New Ideas, Inc. until May of 1998. Under Mr. Mednick's direction, THINK New Ideas, Inc. was named one of the top interactive agencies of 1995 by both Adweek and The Advertising Club of New York. Mr. Mednick is regarded as a highly respected marketing strategist and graphic designer. He has four graphic design works in the permanent collection of the Library of Congress and has been published in most major design publications. Mr. Mednick received a B.F.A. from Rhode Island School of Design and an M.A. in applied psychology from the University of Santa Monica.
________________________________________________________________________________


________________________________________________________________________________
Werner G. Haase
Director since 1987
Age 62
_______________________________________________________________________________

Mr. Haase has served as a director of the Company since September 1987 and became Co-Chairman and Chief Executive Officer in July 1996 following the Company's acquisition of Journeycraft, Inc. and TheraCom Integrated Medical Communications, Inc. For at least five years prior to the acquisition of the foregoing companies, Mr. Haase had been a director and Chief Executive Officer of Journeycraft, Inc. Mr. Haase was also Chairman and Chief Executive Officer of Water-Jel Technologies from 1996 to 1998. Since July 1999, Mr. Haase has served on the board of directors of Vizacom Inc. Mr. Haase received the equivalent of a B.A. in political science and history of economics from Otto Suhr Institute.
_______________________________________________________________________________

William N. Zabit
Director since 1998
Age 51
_______________________________________________________________________________

Mr. Zabit became President and a director of the Company on September 14, 1998 when the Company acquired Zabit & Associates, Inc. and entered into a four-year employment agreement with Mr. Zabit. Mr. Zabit resigned as President of the Company in March 2000. Mr. Zabit founded Zabit & Associates, Inc. in 1993 and served as its Chief Executive Officer until its acquisition by the Company. Prior to forming Zabit & Associates, Inc., Mr. Zabit served in an executive position at William M. Mercer, Inc., where he was responsible for Mercer's western U.S. and national communications practices. Mr. Zabit received a B.A. in journalism from the University of Wisconsin.
_______________________________________________________________________________

Norman Docteroff
Director since 1996
Age 66
_______________________________________________________________________________

Mr. Docteroff was elected a director of the Company in May 1996. Since April 1999, Mr. Docteroff has been President and Chief Executive Officer and a member of the board of directors of Docuport, Inc. From July 1968 until November 1995, Mr. Docteroff was President of Gemini Industries, a company engaged in the production of consumer electronic accessories. Since then he has served as an independent management consultant to Gemini Industries and other companies.
_______________________________________________________________________________

John A. Bermingham
Director since 1997
Age 55
_______________________________________________________________________________

Mr. Bermingham was appointed a director of the Company in November 1997 and also served as a consultant to the Company in 1997. Mr. Bermingham has been Chief Executive Officer and a member of the board of directors of Smith Corona Corporation since November 1998. From May 1997 to November 1998, Mr. Bermingham was the owner of Promar of New Jersey. Mr. Bermingham served as President and Chief Executive Officer of Rolodex Corporation from March 1996 to May 1997. From January 1993 to December 1995, Mr. Bermingham was employed by AT&T as the President and Chief Executive Officer of AT&T Smart Cards Systems and Solutions, a division of AT&T. Mr Bermingham received a B.A. in Business Administration from St. Leo University.
_______________________________________________________________________________

Terry A. Anderson
Director since 1999
Age 52
_______________________________________________________________________________

Mr. Anderson was appointed a director of the Company in 1999. Mr. Anderson is a journalist, teacher, writer and nationally known speaker. Since 1998,
Mr. Anderson has been a visiting professor at Ohio University's Scripps School of Journalism since 1998. From 1995 to 1998, Mr. Anderson taught at Columbia University Graduate School of Journalism. Mr. Anderson is the author of Den of Lions, which chronicles his captivity for seven years as a hostage in Lebanon. Mr. Anderson also currently writes a weekly opinion column on political, social and international affairs for King Feature Syndicate. Mr. Anderson received a B.A. from Iowa State University and received an honorary Ph.D. from Ohio University.
_______________________________________________________________________________

The Board of Directors recommends that stockholders vote FOR each of the nominees for director set forth above.

BOARD COMMITTEES

   Audit Committee. The Audit Committee reviews the preparations for and the scope of the audit of our annual financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of our independent auditors and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. The Audit Committee has direct access to our independent auditors and counsel and performs such other duties relating to the maintenance of the proper books of account and records and other matters as the board of directors may assign from time to time. Norman Docteroff and John Bermingham comprise the Audit Committee.

   Compensation Committee. The Compensation Committee supervises and makes recommendations with respect to our employees' compensation levels. The Compensation Committee approves the terms of employment of all of our officers and administers the Company's option plans, including establishing the terms and amounts of option grants. Norman Docteroff and John Bermingham comprise the Compensation Committee. Werner Haase was on the Compensation Committee until he stepped down in March 1999.

   All directors attended at least 75% of the Board meetings and assigned committee meetings during the fiscal year ended August 31, 1999. The Board of Directors held six meetings during the year, the Audit Committee held ___ meetings and the Compensation Committee held ___ meetings.

COMPENSATION OF DIRECTORS

   Other than as discussed in the paragraph below, directors who are our employees receive no additional compensation for their services as directors. Directors who are not our employees do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the board of directors, but are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at the meetings.

   Terry Anderson received a fee of $40,000 during fiscal 1999 for rendering consulting services to us. When Mr. Anderson agreed to join the Board of Directors, he received a grant of 5,000 options with an exercise price of $6.06 per share, which was the market price of the Common Stock as quoted by the Nasdaq National Market System on the date of the grant. Mr. Docteroff and Mr. Bermingham each received a grant of 50,000 options during fiscal 1999. The options vested in February 2000 and have an exercise price of $11.50 a share, the closing sale price of the Common Stock as quoted by the Nasdaq National Market System on the date of the grant.

INDEMNIFICATION

   The Delaware General Corporation Law provides that a company may indemnify its directors and officers as to certain liabilities. Our Certificate of Incorporation provides for the indemnification of our directors and officers to the fullest extent permitted by law. The effect of such provision is to indemnify our directors and officers against all costs, expenses and liabilities they may incur in connection with any action, suit or proceeding in which they are involved because of their affiliation with us. We maintain directors and officers liability insurance to effectuate these provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No interlocking relationships currently exist between our officers and members of the Compensation Committee. Mr. Haase was a member of the Compensation Committee until he stepped down in March 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires that our directors and executive officers and beneficial owners of more than 10% of our Common Stock file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission and the Nasdaq National Market. Each of William Zabit, John Bermingham, Norman Docteroff and Terry Anderson failed to file a Form 5 with respect to transactions in fiscal 1999 on a timely basis. The total number of late reports was three for Mr. Zabit, one for Mr. Bermingham, one for Mr. Docteroff and one for Mr. Anderson. Terry Anderson, Gary Kahl, Kevin Labick, Paul Schmidman and Wolfe Boehme (a former officer) each failed to file a Form 3 on a timely basis upon becoming a director or executive officer of the Company. Theodore Deikel, who was a 10% holder of our common stock, failed to file a Form 3 on a timely basis and reported one sale transaction untimely on Form 4. During fiscal 1999, Mr. Zabit reported three purchase transactions untimely on Form 4. The Company has recently instituted a compliance program to assist its directors and executive officers with Section 16 filings.


EXECUTIVE OFFICERS

   The following table sets forth the name, position and age of our executive officers as of March 3, 2000:

Name                         Age                      Position with the Company
----                        -----                -------------------------------------
Scott A. Mednick              43         Chief Strategic Officer and Co-Chairman
Werner G. Haase               62         Chief Executive Officer, President and Co-Chairman
John P. Gandolfo              39         Senior Vice President and Chief Financial Officer
Kenneth Walters               46         Chief Operating Officer
Gary S. Kahl                  37         Executive Vice President of National Practices
Kevin D. Labick               30         Executive Vice President, National Business Operations
Adeo Ressi di Cervia          27         Executive Vice President, Corporate Strategies
Paul P. Schmidman             46         Chief Corporate Architect and Executive Vice President,
                                         Business Development
Nurit Kahane Haase            49         Senior Vice President and Secretary

FAMILY RELATIONSHIPS

   Werner Haase, the Company's Co-Chairman and Chief Executive Officer, and Nurit Kahane Haase, the Company's Senior Vice President and Secretary, are married. There are no other family relationships among directors, nominees or executive officers.

EXECUTIVE COMPENSATION

   Summary Compensation Table.

   The following table summarizes the compensation paid to or earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

                                                Annual Compensation        |           Long-Term Compensation        |
                                                                           |                                         |
                                                                           |           Awards            |  Payouts  |
                                                                           |                             |           |
                                                                           |                 Securities  |           |
                                                                           |  Restricted     Underlying  |           |
Name and Principal           Fiscal                           Other Annual |    Stock         Options    |   LTIP    |    All Other
     Position                 Year      Salary      Bonus     Compensation |   Awarded         SARs(#)/  |  Payouts  |  Compensation
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Mednick             1999      $350,000    $1,080,000         $0             $0         300,000           $0         $0
Chief Strategic Officer      1998      $ 43,750    $   80,000         $0             $0       1,000,000           $0         $0
and Co-Chairman              1997

Werner G. Haase              1999      $500,000    $  150,000         $0             $              -0-           $0    $84,299 (1)
Chief Executive Officer      1998      $500,000    $  300,000         $0             $0         500,000           $0    $80,859 (1)
and Co-Chairman              1997      $500,000    $  300,000         $0             $0             -0-           $0    $82,152 (1)

Nurit Kahane Haase           1999      $250,000            $0         $0             $0             -0-           $0         $0
Senior Vice President        1998      $250,000            $0         $0             $0             -0-           $0         $0
                             1997      $250,000            $0         $0             $0             -0-           $0         $0

William N. Zabit             1999      $400,000            $0         $0             $0             -0-           $0    $ 7,066 (1)
Former President (2)         1998            $0            $0         $0             $0             -0-           $0         $0
                             1997            $0            $0         $0             $0             -0-           $0         $0

Wolf Boehme (3)              1999      $212,347    $  125,000         $0             $0         250,000           $0          $0
Former Chief                 1998      $ 28,558            $0         $0             $0             -0-           $0          $0
Operating Officer            1997            $0            $0         $0             $0             -0-           $0          $0
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes premiums for life insurance policies paid by us on behalf of Mr. Haase.
(2)  Mr. Zabit resigned as President of the Company in March 2000.
(3)  Mr. Boehme resigned from the Company in December 1999.

   The aggregate amount of personal benefits cannot be specifically or precisely ascertained and do not, in any event, exceed $50,000 or 10% of compensation as to any person. We offer health insurance to all of our employees. At the present time we do not have any retirement, pension, profit sharing, or other similar programs or benefits for our executive officers.

   Option/SAR Grants in Last Fiscal Year.

   The table below sets forth information regarding stock options granted during the 1999 fiscal year to each of the Named Executive Officers who were granted options in 1999.

                                                                                              |    Potential Realizable Value at
                                                                                              | Assumed Annual Rates of Stock Price
                                            Individual Grants                                 |     Appreciation for Option Term
------------------------------------------------------------------------------------------------------------------------------------
                              Number of          Percent of                                   |
                             Securities        Total Options/                                 |
                             Underlying         SARs Granted                                  |
                            Options/ SARs       to Employees       Exercise      Expiration   |
      Name                   Granted (#)       in Fiscal Year    Price ($/Sh)       Date      |      5% ($)         10% ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              |
Scott A. Mednick               300,000              7.1%            $17.38       August 3,    |   $1,440,532     $1,757,415
Chief Strategic Officer                                                          2004 (1)     |
 and Co-Chairman                                                                              |
                                                                                              |
Wolf Boehme (2)                250,000              5.9%            $ 7.25       November 19, |   $  285,000     $  602,500
Former Chief Operating Officer                                                      2001      |

(1) The vesting of these options has been accelerated pursuant to the terms of Mr. Mednick's employment agreement. See "Employment Agreements."

(2)  Mr. Boehme resigned from the Company in December 1999.

  Aggregate Option/SAR Exercises in Last Fiscal Year; Fiscal Year End Option/SAR Values.

     The following table sets forth information concerning the value of unexercised in-the-money options held by the Named Executive Officers as of August 31, 1999.

                                                                                       Unexercised                In-the-Money
                                                                                  Options/SARs at Fiscal         Options/SARs at
                                                                                         Year End                Fiscal Year End
             Name                  Shares Acquired on                                  Exercisable/               Exercisable/
                                       Exercise (#)        Value Realized ($)         Unexercisable              Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
Scott A. Mednick                          -0-                     -0-                   1,000,000                  $11,810,000
                                                                                      (Exercisable)               (Exercisable)
Chief Strategic Officer and
Co-Chairman                                                                               300,000                    $129,000
                                                                                      (Unexercisable)             (Unexercisable)

Werner G. Haase                           -0-                     -0-                     743,750                  $10,609,000
Chief Executive Officer and                                                            (Exercisable)              (Exercisable)
Co-Chairman

Wolf Boehme                             10,000                  $72,500                    73,333                  $   774,396
Former Chief Operating Officer (1)                                                     (Exercisable)              (Exercisable)
                                                                                          166,667                  $ 1,760,004
                                                                                      (Unexercisable)             (Unexercisable)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Boehme resigned from the Company in December 1999.

PERFORMANCE GRAPH

  The graph set forth below compares for the periods indicated the "cumulative stockholder return" to stockholders of the Company as compared with the return of the Nasdaq National Market. "Cumulative stockholder return" has been computed assuming an investment of $100 at the beginning of the period indicated and assumes a reinvestment of all dividends. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of future performance.

                         TOTAL RETURN TO STOCKHOLDERS
                        (Dividends reinvested monthly)

                           Annual Return Percentage

                                                 Years Ending
                         --------------------------------------------------------------
Company Index            Aug. 94     Aug. 95    Aug. 96    Aug. 97    Aug. 98   Aug. 99
-------------            -------     -------    -------    -------    -------   -------
XCEED INC..............  -33.45%      12.77%     48.19%     30.00%     84.62%    196.7%
NASDAQ (US)............    4.10%      34.69%     12.74%     39.52%     -4.91%     92.7%


                                Indexed Returns


                              Base                              Years Ending
                              Period    --------------------------------------------------------------
     Company Index            Aug. 93   Aug. 94     Aug. 95    Aug. 96    Aug. 97    Aug. 98   Aug. 99
     -------------            -------   -------     -------    -------    -------    -------   -------
XCEED INC....................  $100     $ 66.55     $ 75.04    $111.21    $144.57    $266.90   $792.43
NASDAQ (US)..................  $100     $104.10     $140.21    $158.07    $220.54    $209.71   $383.14



                          $Total Stockholder Returns

                                 Years Ending
                                 ------------

Aug. 93    Aug. 94     Aug. 95    Aug. 96    Aug. 97   Aug. 98    Aug. 99
-------    -------     -------    -------    -------   -------    -------
  100        66.55       75.04     111.21     144.57     266.90    792.43
  100       104.10      140.21     158.07     220.54     209.71    383.14


                --->   X-CEED INC.       ---   NASDAQ (US)
-----------
The foregoing figures and graph were furnished by Standard & Poor's Compustat, a division of the Graw-Hill Companies.

EMPLOYMENT AGREEMENTS


     We have entered into employment agreements with Scott A. Mednick, Werner G. Haase, William N. Zabit and Nurit Kahane Haase.

     Scott A. Mednick. In July 1998, we entered into an employment agreement with Scott Mednick, our Chief Strategic Officer and Co-Chairman. Mr. Mednick's employment agreement was amended in September 1999 and March 2000. Mr. Mednick has the right to terminate his employment on or after July 17, 2001 if he gives us at least 60 days advance written notice. In accordance with his employment agreement, Mr. Mednick received a signing bonus of $960,000. Mr. Mednick receives a base salary of $350,000, which automatically increases by 10% annually. Mr. Mednick's employment agreement provides for a guaranteed bonus of $100,000 during each year of his employment and Mr. Mednick is also eligible to receive additional bonuses based on the Company's growth and performance.

     Under his employment agreement, Mr. Mednick received options to purchase 1,000,000 shares of our Common Stock at an exercise price of $6.00 per share, all of which are currently exercisable. If Mr. Mednick exercises more than 500,000 of these options he may not sell, assign or transfer the shares in excess of 500,000 for 48 months unless the trading price of our Common Stock attains certain price levels ranging from $12.00 per share to $24.00 per share. As part of the September 1999 amendment to his employment agreement, Mr. Mednick was granted options to acquire an additional 300,000 shares of Common Stock at an exercise price of $17.38 per share, all of which are currently exercisable. In addition, or as part of the March 2000 amendment to his employment agreement, in exchange for Mr. Mednick's agreement to extend the initial two year term of his employment agreement, Mr. Mednick has been granted options to purchase 250,000 shares of Common stock at an exercise price of $27.75 per share. The options are currently exercisable. In the event of a change in control of the Company, Mr. Mednick is entitled to receive a one-time payment equal to three times his then-current annual compensation (including bonuses). If Mr. Mednick is terminated without cause, he is entitled to receive his annual salary for the balance of his employment term. Mr. Mednick's employment agreement contains a non-compete covenant during its term or for so long as he is receiving annual compensation as a result of his termination without cause and for 12 months after such compensation is paid. However, Mr. Mednick is only prohibited from competing with the Company if he (i) terminates his employment after two years of employment or (ii) does not elect to extend the employment agreement after the initial four year term.

     Werner G. Haase. In December 1996, we entered into a five year employment agreement with Werner Haase, our President, Chief Executive Officer and Co-Chairman. Mr. Haase is to receive a base salary of $500,000 per year. During Mr. Haase's employment, we are to pay premiums, interest and other payments on a number of policies insuring his life with an aggregate face value of at least $2.3 million. Mr. Haase's agreement also entitles him to receive bonuses, stock options and other incentives at the discretion of our Board of Directors. In the event of a change in control of Xceed, Mr. Haase is entitled to receive a one-time payment equal to three times his then-current annual compensation. Upon termination without cause, all debts owed by Mr. Haase to Xceed or to Journeycraft (Journeycorp's operating subsidiary) shall be cancelled in full and we are to pay Mr. Haase an amount in cash equal to 100% of the amount of indebtedness cancelled. As of March 3, 2000 2000, the amount of Mr. Haase's indebtedness to Journeycorp was $1,223,000. See "Certain Transactions." Mr. Haase's employment agreement contains a non-compete covenant during the period of is employment and for 12 months following his termination.

     William N. Zabit. In connection our September 1998 acquisition of Zabit & Associates, we entered into a four year employment agreement with William Zabit, the former President of the Company. Mr. Zabit is to receive an annual base salary of $400,000. During the term of Mr. Zabit's employment, we are to pay premiums, interests and other payments on a policy insuring his life with a face value of at least $2 million. Mr. Zabit's agreement also entitles him to receive bonuses, stock options and other incentives at the discretion of our Board of Directors. In the event of a change in control of Xceed, Mr. Zabit is entitled to receive a one-time payment equal to three times his then-current annual compensation (including bonuses). Upon termination without cause, all debts owed to us by Mr. Zabit are to be cancelled in full. As of March 1, 2000, Mr. Zabit was not indebted to the Company. Mr. Zabit's employment agreement contains a non-compete covenant during the period of his employment and for 18 months following termination of his employment for cause.

     Nurit Kahane Haase. In July 1996, we entered into a five year employment agreement with Nurit Kahane Haase, our Senior Vice President and Secretary. Ms. Haase is to receive an annual base salary of $250,000. In the event of a change in control of Xceed, Ms. Haase is entitled to receive a one-time payment equal to three times her then-current annual compensation (including bonuses). Ms. Haase's employment agreement contains a non-compete covenant the period of her employment and for 12 months following her termination.

STOCK OPTION PLANS

  The Company has adopted five stock option plans. The Non-Qualified Stock Option Plan, which expired on April 6, 1994, covered 187,500 shares of Common Stock, pursuant to which officers and employees of the Company were eligible to receive non-qualified stock options. All options granted under the Non-Qualified Stock Option Plan have been at exercise prices equal to at least the fair market value of the Common Stock on the date of grant. As of March 3, 2000, options to acquired 159,500 shares had been exercised and options to acquire 28,000 shares at an exercise price of $1.52 per share remained outstanding under the plan.

  Under the 1990 Stock Option Plan the Company may grant options to purchase up to 187,500 shares of Common Stock to its officers, key employees and others who render services to the Company. The exercise price of such options may not be less than the fair market value per share in the case of incentive stock options or 85% of the fair market value in the case of non-qualified options. The 1990 Stock Option Plan expired on January 31, 2000. As of March 3, 2000, options to acquire 162,500 shares had been exercised and options to acquire 25,000 shares at an exercise price of $1.52 per share remained outstanding under this plan.

  The 1995 Stock Option Plan operates on substantially the same terms as the 1990 Stock Option Plan except that it includes options to purchase up to 500,000 shares of Common Stock. Any options granted under the plan expire ten years from the date of the grant. The plan expires March 3, 2005. As of March 3, 2000, options to acquire 166,000 shares of Common Stock had been exercised under the 1995 Stock Option Plan and options to acquire a total of 334,000 shares of Common Stock at an exercise price of $2.19 per share remained outstanding under this plan.

  At the annual meeting of stockholders on February 20, 1998, stockholders approved the adoption of the 1998 Stock Option Plan which provides for the issuance of options for the acquisition of up to 2,000,000 shares of Common Stock. The 1998 Stock Option Plan authorizes the issuance of incentive stock options which qualify under Section 422A of the Internal Revenue Code as well as the issuance of non-statutory options. The 1998 Stock Option Plan authorizes the issuance of statutory incentive options to employees, officers and employee-directors. Non-statutory incentive options may also be issued to others who render services to the Company. Any options granted under the 1998 Stock Option Plan, unless specifically designated otherwise, expire on March 3, 2008. As of March 3, 2000, options to acquire 297,000 shares of Common Stock had been exercised under the 1998 Stock Option Plan and options to acquire 1,703,000 shares were outstanding at a weighted average exercise price of $___ per share under this plan.

  At the annual meeting of stockholders held on March 12, 1999, stockholders approved the adoption of the 1999 Long-Term Incentive Plan which provides for the issuance of options to purchase up to 3,000,000 shares of Common Stock. The 1999 Long-Term Incentive Plan authorizes the issuance of incentive stock, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other awards. As of March 3, 2000, options to acquire 2,666,000 shares of Common Stock had been granted under this plan and options to acquire shares of Common Stock remained outstanding at a weighted average exercise price of $___ per share.

     All of the plans are administered by the Compensation Committee consisting of Norman Docteroff and John Bermingham.

REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors is responsible for reviewing the Company's overall compensation policies and, with the input of the Company's Chief Executive Officer, setting the compensation of the Company's executive officers. The Compensation Committee is comprised solely of two non-employee directors, Messrs. Docteroff and Bermingham. Werner Haase was on the Compensation Committee until he stepped down in March 1999.

Compensation Philosophies and Goals

  The Company's executive compensation program for fiscal 1999, which consisted of a combination of base salary, cash bonuses and stock options, is designed in large part to align executive incentives with the Company's strategic goals. Accordingly, a significant portion of the total cash compensation of the Company's senior executives was directly linked to the Company's and the executive's satisfaction of specified goals. By tying compensation to the achievement of the Company's core objectives and fundamental values, the Company believes that a performance-oriented environment is created for its executives and other employees.

  The Company's executive compensation program for fiscal 1999 was also intended to align executive and stockholder interests by providing executives with an equity interest in the Company through the granting of stock options. The size of option grants was recommended by the Chief Executive Officer to the Compensation Committee for approval. The Compensation Committee based its review of such recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to the Company and the executive's current stock and option holdings.

  In addition to structuring its executive compensation program in a manner which will reward executives for the achievement of the Company's business objectives as well as for individual performance, the Company also seeks to attract and retain key executives through its compensation program.

Compensation in Fiscal 1999

Cash Compensation

  In keeping with the Company's desire to create a performance-oriented environment through its compensation programs, the bonus component is a significant percentage of the overall cash compensation payable to the Company's executive officers. Base salaries of the executive officers for fiscal 1999 were determined by the Compensation Committee.

  The Company adopted an executive bonus plan for 1999 which covered the executive officers and other senior management of the Company. Under the bonus plan, the Chief Executive Officer recommended to the Compensation Committee for approval the target amount of bonus compensation payable to each participant for the year. Each participant's actual bonus compensation was determined based on the Company's and the participant's, as the case may be, achievement of specified goals in four key measurement areas: client satisfaction, financial performance, organizational goals and personal goals. The weighting of each of the four measurements varied for each participant, depending on his or her role in the Company. Also, depending on a participant's role in the Company, the achievement of certain goals was measured on a Company-wide, industry-specific or individual office basis.

  In November 1999, the Compensation Committee reviewed the Company's and each executive officer's performance against the objective criteria described above. Based on this review, and in accordance with the criteria described above, bonus payments were approved to each executive officer as indicated in the Summary Compensation Table.

Incentive Compensation

  During fiscal 1999, the Named Executive Officers received options to purchase an aggregate of shares to Common Stock at a weighted average exercise price, as indicated in the table in "Option/SAR Grants in Last Fiscal Year."

1999 Compensation of Chief Executive Officer

  Mr. Haase's base salary, bonus and grants of options were determined in accordance with the same procedures and standards as for other executive officers of the Company.

Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has structured its option plans to qualify income received upon the exercise of stock options granted under the plans as performance-based compensation. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of the Company's compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

                                                     Norman Docteroff
                                                     John Bermingham

CERTAIN TRANSACTIONS

     In July 1996, we entered into a four year consulting agreement with Target Capital Corp. and Yitz Grossman that terminates on May 16, 2000. At the time the agreement was entered into, Mr. Grossman was Chairman of the Board of Directors and Secretary. Mr. Grossman resigned as an officer and director in December 1996. The agreement provides for annual payments to Target Capital Corp. of $150,000 per year and an annual bonus of not less than one-half of 1% of our total revenues. Mr. Grossman is not required to devote his full time to us while acting as a consultant. In the event of a change in control of the Company, the agreement provides for a one-time payment to Target Capital Corp. equal to three times the then current annual consulting compensation (including bonuses). A change of control includes the acquisition of over 30% of our stock, the sale or transfers of over 50% of our assets, or certain mergers or other combinations.

   Prior to July 1996, Werner Haase borrowed funds from Journeycraft. At the time of our acquisition of Journeycorp, this amount equaled $1,000,000. A condition of our acquisition of Journeycorp was the transfer of the loan to us. The loan bears interest at a rate of 7% and is payable in annual installments of $100,000. The loan is due in December 2016. As of March 1, 2000, $1,223,000 was due.

     In connection with our acquisition of Zabit & Associates, we were required to pay off certain promissory notes which were due to two former shareholders of Zabit & Associates in March 1999. At that time, we paid William Zabit, the former President of the Company, $3,974,000 consisting of $3,840,000 of principal and $134,000 of interest. The other shareholder, who is now an employee of Xceed, received $993,600 consisting of $960,000 of principal and $33,600 of interest. In addition, in connection with this acquisition the Company is required to pay off promissory notes to Mr. Zabit in the amount of $1,544,166 and to another former shareholder of Zabit & Associates in the amount of $386,042. These notes mature on May 17, 2000.


                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                  OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company's financial statements for the fiscal year ended August 31, 1999, were audited by the firm of Holtz Rubenstein & Co., LLP ("Holtz Rubenstein"). Pursuant to the decision of the Board of Directors, effective January 21, 2000, the Company dismissed Holtz Rubenstein as the Company's independent certified public accountants. The reports of Holtz Rubenstein on the financial statements of the Company for the fiscal years ended August 31, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The foregoing was reported by the Company on Form 8-K filed with the Securities and Exchange Commission as required by the Exchange Act. As previously disclosed therein, there were no disagreements at the decision making level (i.e., between personnel of the Company responsible for the presentation of its financial statements and personnel of Holtz Rubenstein responsible for rendering its report) with Holtz Rubenstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     At the time of the filing of the applicable Form 8-K, the Company provided Holtz Rubenstein with a copy of this disclosure and requested that Holtz Rubenstein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Holtz Rubenstein agreed with the statements made by the Company hereinabove and, if not, stating the respects in which it did not agree. A copy of the letter of Holtz Rubenstein was previously filed with the Securities and Exchange Commission. In connection with the preparation of this proxy statement, the Company again furnished Holtz Rubenstein with this disclosure and provided Holtz Rubenstein with the opportunity to submit to the Company, for inclusion in this proxy statement, a statement of up to 200 words addressing any matters discussed herein as to which Holtz Rubenstein believed the disclosure was incomplete or inaccurate. Holtz Rubenstein did not request the inclusion of any such statement.

     The Board of Directors appointed Deloitte & Touche, LLP ("Deloitte & Touche"), as the Company's independent certified public accountants to examine and report on the Company's consolidated financial statements for the 2000 fiscal year and recommends that the stockholders ratify the appointment. If the stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee and the Board of Directors will consider the appointment of other independent certified public accountants. One or more representatives of Deloitte & Touche will be present at the Annual Meeting. They will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

     The Board of Directors recommends a vote FOR the approval and ratification of Deloitte & Touche, LLP as the Company's independent certified public accountants.


   PROPOSAL 3- TO APPROVE AND RATIFY THE COMPANY'S ADOPTION OF THE XCEED INC.
                          MILLENNIUM STOCK OPTION PLAN

     In January, 2000, the Board of Directors adopted the Xceed Inc. Millennium New Employee Stock Option Plan (the "New Employee Plan"). The purpose of the New Employee Plan was to provide for the grant of options to induce individuals to become employees of the Company and to offer such new employees incentives to contribute to the Company's progress and to promote the Company's best interests. The New Employee Plan provides for the grant of options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") and options that do not so qualify ("NQSOs"). Pursuant to the terms of the New Employee Plan, the Company may grant options exercisable to purchase up to 3,000,000 shares of Common Stock. As of March 3, 2000, the Company had granted options exercisable to purchase up to 555,800 shares of Common Stock under the New Employee Plan. Such options become exercisable one year after the date of grant, are exercisable over a four year period in equal annual increments and expire ten years from the date of grant. None of the options are currently exercisable. The exercise prices of the
options granted to date range from $[       ] to $[        ].
                                     -------       --------

     The Board of Directors has authorized amendment of the New Employee Plan to provide for the grant of options thereunder to additional categories of participants as set forth in the Xceed Inc. Millennium Stock Option Plan, a copy of which has been attached hereto as Exhibit A (the "Millennium Plan") subject to stockholder approval and ratification as contemplated herein. As amended, the Millennium Plan provides for the grant of ISOs and NQSOs to officers, directors, existing employees and consultants of the Company. Pursuant to the rules and regulations of the Nasdaq National Market System, the foregoing amendment requires approval of the stockholders of the Company.

     The following summary of the material provisions of the Millennium Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Exhibit A.

General


     The Millennium Plan provides for the grant of ISOs and NQSOs with respect to, in the aggregate, up to 3,000,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an ISO or NQSO is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any ISO or NQSO terminates prior to exercise thereof and during the duration of the Millennium Plan, the shares of Common Stock as to which such option or right was not exercised will again become available under the Millennium Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the Millennium Plan may be made available from authorized but unissued shares, treasury shares, or both. In the event that the Millennium Plan is not approved and ratified by the stockholders, the New Employee Plan shall remain in force without amendment and any options granted thereunder shall automatically be deemed to be NQSOs.

     As of March 3, 2000, an aggregate of                  persons (none of
                                          -----------------
whom are directors or executive officers) were eligible to participate in the New Employee Plan. Upon amendment of such plan as set forth in the Millennium Plan, all executive officers and directors will be eligible to receive options, provided that non-employees will only be entitled to receive NQSOs.

Administration

     Pursuant to its terms, the Millennium Plan may be administered by: (a) the Board of Directors; or (b) in the discretion of the Board of Directors, a committee (the "Committee") consisting of two or more members of the Board of Directors, each of whom must be a "Non-Employee" director as such term is defined by Rule 16b-3 (as amended from time to time, "Rule 16b-3") under the Exchange Act. The Board of Directors or the Committee (by a majority vote or, in the case of two members, by unanimous vote) generally has the authority to determine the individuals to whom and the date on which options are to be granted, the number of shares of stock to be subject to each option, the exercise price of such options, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option. Currently, each of the Company's stock option plans is administered by the Compensation Committee.

Section 16(b) Compliance

     It is intended that transactions pursuant to the Millennium Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of ten percent (10%) or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions that satisfy the conditions of Rule 16b-3.

Eligibility and Extent of Participation

     ISOs may be granted pursuant to the Millennium Plan only to employees (including officers and directors) of the Company (and its subsidiaries). NQSOs may be granted pursuant to the Millennium Plan to officers, directors, employees or consultants of the Company (and its subsidiaries).

     There is no minimum number of shares of Common Stock with respect to which an option may be granted. However, if the aggregate fair market value (as of the time of grant) of shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as NQSOs.

Purchase Price and Exercise of Options

     The price at which shares of Common Stock subject to an option may be purchased is determined by the Board of Directors (or the Committee); however, the exercise price of shares of Common Stock issuable upon exercise of an ISO may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. Additionally, if an ISO is granted to an optionee who owns more than ten percent (10%) of the voting power of the capital stock of the Company, the minimum exercise price may not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

Expiration and Transfer of Options

     The Board of Directors (or the Committee) has the sole discretion to fix the period within which any ISO or NQSO may be exercised. Any ISO granted under the Millennium Plan to a ten percent (10%) or less stockholder and any NQSO shall be exercised during a period of not more than ten years from the date of grant and any ISO granted to a greater than ten percent (10%) stockholder shall be exercised within five years from the date of grant. No ISO may be granted under the Millennium Plan more than ten years after the date of adoption of the Millennium Plan.

     Options granted under the Millennium Plan are not transferable except upon death. Options generally may be exercised only while the optionholder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an optionholder, options may be exercised to the extent of the accrued right to exercise the option within one year of termination of employment due to disability. In the event of the death of an optionholder, options may be exercised subject to expiration of the option within three years after the date of death, to the extent of the accrued right to exercise the option at the date of death.

     Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the Millennium Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the Millennium Plan or for the assumption of options theretofore granted. If the Millennium Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

Federal Income Tax Considerations

     In the case of ISOs, no taxable gain will be realized by an optionholder upon grant or exercise of the option and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any Common Stock received over the exercise price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

     The treatment for federal income tax purposes of NQSOs depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the NQSOs are not actively traded on an established market and because it is likely that the NQSOs will be nontransferable by the optionholder or will not be immediately exercisable, it is expected that the NQSOs will not have a readily ascertainable fair market value. If an NQSO does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of: (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over
(ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of an NQSO is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

     Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a twenty percent (20%) excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the Millennium Plan. The determination of the application of these rules will depend upon a number of factual maters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain NQSOs granted under the Millennium Plan.

     The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

Exercise of Options

     Generally, an option will be exercised by the tender of written notice of the optionholder's intention to exercise, and payment in cash of the aggregate exercise price for the shares of Common Stock for which the option is being exercised. The Board of Directors (or the Committee) may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such aggregate exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board of Directors (or the Committee). The Company has the authority under the Millennium Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors (or the Committee) shall authorize.

Amendments to the Millennium Plan

     The Board of Directors may at any time terminate the Millennium Plan or make such amendments thereto as its deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law, rule or regulation and, provided that, no such action may be taken if it affects or impairs the rights of an individual holding options previously granted (absent such holder's consent). Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

Vote Required for Approval

     Approval and ratification of the Millennium Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the Millennium Plan.

     The Board of Directors recommends a vote FOR approval and ratification of the Xceed Inc. Millennium Stock Option Plan as set forth in Exhibit A hereto, and, unless marked to the contrary, proxies received from stockholders will be voted in favor of such plan.

                           PROPOSAL 4 - AMENDMENT TO
                          CERTIFICATE OF INCORPORATION

     The Company's Certificate of Incorporation currently authorizes the issuance of up to 30,000,000 shares of Common Stock. As of March 3, 2000, 21,428,230 shares of Common Stock were issued and outstanding and approximately
[          ] shares were subject to currently outstanding stock options, leaving
 ----------
approximately [           ] shares available for other uses.
               -----------

     The Board of Directors is proposing an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000. If the stockholders approve this proposal, the Fourth Article of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:


        FOURTH: The corporation shall be authorized to issue the following shares:


     Class                          Number of Shares          Par Value
     -----                          ----------------          ---------

     COMMON                             100,000,000              $.01

     BLANK CHECK PREFERRED              1,000,000                $.05


     All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock option plans, future stock splits or dividends and issuances to raise capital or effect acquisitions). The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance unless such approval is required by law or the rules of The Nasdaq Stock Market.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     The Board of Directors recommends a vote FOR the proposed amendment to the Company's Certificate of Incorporation.

                               VOTING PROCEDURES

     Shares can be voted only if the stockholder is present in person or by proxy. Whether or not you plan to attend the Annual Meeting in person, you are encouraged to sign and return the enclosed proxy card in the prepaid envelope. If you sign your proxy, but do not mark your choices, your shares will be voted for the persons nominated for election as directors, in favor of approving the Xceed Inc. Millennium Stock Option Plan, in favor of ratifying the appointment of Deloitte & Touche as the Company's independent certified public accountants and in favor of the amendment to the Company's Certificate of Incorporation.

     You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to our Corporate Secretary, submit another properly executed proxy with a more recent date, or vote in person at the Annual Meeting.

                  VOTE REQUIRED FOR APPROVAL OF THE PROPOSALS

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a number of shares entitling them to exercise a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. There must be a quorum for the meeting to be held. Abstentions are counted for the purposes of determining the presence of a quorum, but are not considered a vote cast under Delaware law.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the appointment of independent certified public accountants and for approval of the Xceed Inc. Millennium Stock Option Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Company's Certificate of Incorporation.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement for the 2001 annual meeting, director nominations and other proposals of stockholders must be
submitted in writing to our Corporate Secretary on or before         .  For any
                                                             --------
director nomination or other proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly to the stockholders at the 2001 annual meeting, management will be able to vote proxies in its discretion if the Company:

     .  receives notice of the proposal before the close of business on
                                                                        --------
        and advises stockholders in the proxy statement for the 2001 annual meeting about the nature of the proposal and how management intends to vote on the proposal, or

     .  does not receive notice of the proposal before the close of business on
                  2001.
        ----------

     All director nominations and other proposals of shareholders with regard to the 2001 annual meeting should be submitted by certified mail, return receipt requested, to Xceed Inc., 488 Madison Avenue, 3rd Floor, New York, New York 10022, Attention: Secretary.
                  ---------


                                 OTHER MATTERS

     The management of the Company knows of no other business that will be presented for consideration at the meeting, except for the possible presentation of a stockholder proposal that has been omitted from the Proxy Statement in accordance with the rules of the Securities and Exchange Commission. However, if any other matters, including any omitted stockholder proposals, are properly presented at the meeting, it is the intention of the proxy holders named in the accompanying proxy card to vote such proxies in accordance with their best judgment.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's annual report on Form 10-K for the fiscal year ended August 31, 1999 as filed with the Securities and Exchange Commission, which is not a part of the proxy soliciting material, is being delivered to you with this proxy statement. Additionally, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1999 is available upon request. All requests should be directed to Alex Alaminos, Stockholder Relations, at (212) 419-1200. In addition, the Annual Report and the Quarterly Report as well as additional filings with the Securities and Exchange Commission are available through our website at www.xceed.com.


                            EXPENSE OF SOLICITATION

     The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.



                                     By Order of the Board of Directors,

                                     Werner E. Haase, Co-Chairman



New York, New York
April ___, 20000

                                                                EXHIBIT A



                                   XCEED INC.
                          MILLENNIUM STOCK OPTION PLAN



                                   ARTICLE I
                                   ---------
                           ESTABLISHMENT AND PURPOSE
                           -------------------------


     Section 1.1. Xceed Inc., a Delaware corporation (the "Company"), hereby establishes a stock option plan to be named the Millennium Stock Option Plan (the "Plan").

     Section 1.2. The purpose of this Plan is to induce persons to whom the Company determines to extend offers of employment to agree to become employees of the Company (or any of its subsidiaries), to offer said persons incentives to contribute to the Company's progress, and to encourage said persons to promote the best interests of the Company. This Plan provides for the grant to persons who agree to become employees of the Company options to purchase shares of common stock of the Company, par value $.01 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which may not be so qualified ("Non-Qualified Options"). Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require. Persons granted Options hereunder may be referred to hereinafter as the "Optionees."

     Section 1.3. All Options granted on or after the date that this Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this Plan unless the terms of any such Option specifically indicate that it is not to be so governed.

     Section 1.4. Any Option granted hereunder which is intended to qualify as an Incentive Option which, for any reason whatsoever, fails to so qualify, shall be deemed to be a Non-Qualified Option granted hereunder.

     Section 1.5. Upon approval and ratification of this Plan by the stockholders of the Company, this Plan shall be automatically amended in its scope to include, as participants, officers, directors, consultants, and existing employees; provided, however, that until such time as stockholder approval and ratification of this Plan occurs, only new employees shall be eligible to participate herein as set forth in Section 1.2 above.


                                   ARTICLE II
                                   ----------
                                 ADMINISTRATION
                                 --------------

     Section 2.1. All determinations hereunder concerning the selection of persons eligible to receive awards under this Plan and determinations with respect to the timing, pricing and amount of an award hereunder (other than pursuant to a non-discretionary formula hereinafter set forth, shall be made by an administrator (the "Administrator"). The Administrator shall be either: (a) the Board of Directors, or (b) in the discretion of the Board of Directors, a committee of not less than two members of the Board of Directors (the "Committee"), each of whom is a "Non-Employee" Director as such term is defined in Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event this Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

     Section 2.2. The provisions hereof relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any agreement relating to the grant of any Incentive Option hereunder, which Option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to the Optionee. Any agreement relating to an Incentive Option granted hereunder shall provide that the Optionee hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

     Section 2.3. If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted hereunder from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

     Section 2.4. The Company shall grant Options hereunder in accordance with determinations made by the Administrator pursuant to the provisions hereof. All Options granted pursuant hereto shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this Plan and take such action in the administration of this Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), the terms and provisions of the respective agreements relating to the grant of Options (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction of any provision of this Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

     Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this Plan or the Options granted hereunder. Members of the Board of Directors and/or the Committee, as the Administrator, shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this Plan.


                                  ARTICLE III
                                  -----------
                     TOTAL NUMBER OF SHARES TO BE OPTIONED
                     -------------------------------------

     Section 3.1. There shall be reserved for issuance or transfer upon exercise of the Options granted from time to time hereunder an aggregate of 3,000,000 shares of Common Stock (subject to adjustment as provided in Article VIII hereof). The shares of Common Stock issued upon exercise of any Option granted hereunder may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

     Section 3.2. In the event that any Options outstanding under this Plan for any reason expire or are terminated without having been exercised in full, the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer hereunder.

     Section 3.3. No Options shall be granted pursuant hereto to any Optionee after the tenth anniversary of the earlier of: (a) the date that this Plan is adopted by the Board of Directors, or (b) the date that this Plan is approved by the stockholders of the Company.



                                   ARTICLE IV
                                   ----------
                                  ELIGIBILITY
                                  -----------

     Section 4.1. Options may be granted hereunder to employees of the Company (or any of its subsidiaries) selected by the Administrator. For purposes of determining who is an employee with respect to eligibility hereunder, the provisions of Section 422 of the Code shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

     Section 4.2. The Administrator shall (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided,
                                                                    --------
however, no Option shall be granted which has terms or conditions inconsistent
--------
with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant by the Administrator in accomplishing the purpose of this Plan.


                                   ARTICLE V
                                   ---------
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     Section 5.1. Each Option granted under this Plan shall be evidenced by a stock option certificate and agreement (the "Option Agreement") in a form consistent with this Plan, provided that the following terms and conditions shall apply:

          (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Option Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted hereunder to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

          (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Optionee, the Company and its officers, directors, employees and consultants. The determination of the "fair market value" shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the Common Stock in arms-length transactions; (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of the Common Stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for the Common Stock on that day or on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the Common Stock was not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the "fair market value" of the Common Stock as it shall deem appropriate.

          (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee shall be considered to own those shares of stock which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of capital stock of the Company.

          (d) Notwithstanding any other provision hereof, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate "fair market value" (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company (and its subsidiary corporations and its parent, if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

          (e) An Optionee may, in the Administrator's discretion, be granted more than one Option during the duration of this Plan and may be issued a combination of Non-Qualified Options and Incentive Options.

          (f) The duration of any Option shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten
                   --------- --------
percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

          (g) An Option shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

          (h) At least six (6) months shall elapse from the date on which an Option is granted to an officer, director, or beneficial owner of more than ten percent (10%) of the outstanding shares of Common Stock of the Company under this Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold, unless the Administrator otherwise consents in writing.


                                   ARTICLE VI
                                   ----------
                       EMPLOYMENT OR SERVICE OF OPTIONEE
                       ---------------------------------

     Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Option shall terminate immediately, subject to the provisions of any employment agreement between the Company (or any subsidiary) and an Optionee which, by its terms, provides otherwise. In the event that an employee who is an Optionee hereunder has entered into a written employment agreement with the Company (or a subsidiary), "cause" shall have the meaning attributed thereto in such employment agreement; otherwise, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

     Section 6.2. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, if the employment or service of an Optionee is terminated by either the Optionee or the Company for any reason other than cause, death, or for disability (as defined in Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination.

     Section 6.3. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, in the case of an Optionee who becomes disabled (as defined by Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination

     Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of death. If a person or estate acquires the right to exercise an Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

     Section 6.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

     Section 6.6. Options granted hereunder shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

     Section 6.7. Nothing contained in this Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                                  ARTICLE VII
                                  -----------
                               PURCHASE OF SHARES
                               ------------------

     Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which an Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to subsequently exercise his or her Option from time to time, in accordance with this Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price payable upon exercise of an Option shall be in United States dollars and shall be payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her having an aggregate fair market value at least equal to the aggregate purchase price. The "fair market value" of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

     Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an employee of the Company at the time of exercise.

     Section 7.3. No Optionee or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until such Option has been exercised and a stock certificate or certificates for the shares of Common Stock purchased by the Optionee are issued to the Optionee in accordance with the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that any such stock certificate is issued, except as provided in Article VIII hereof.

     Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options; (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options; or (iii) any other consent or approval required by applicable law, rule or regulation is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for issuance and/or exercise.

     Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act of 1934, or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this Plan and the subject Option.

     Section 7.6. An Option may be exercised by tender to the Administrator of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.


                                  ARTICLE VIII
                                  ------------
                   CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                   -----------------------------------------
                   STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.
                   -----------------------------------------

     Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

     Section 8.2. The grant of an Option hereunder shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.


                                   ARTICLE IX
                                   ----------
                      DURATION, AMENDMENT AND TERMINATION
                      -----------------------------------

     Section 9.1. The Board of Directors may at any time terminate this Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder; provided, however, that no such termination or amendment
                        --------  -------
shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to (S) 422(b) of the Code, no Incentive Option may be granted pursuant to this Plan after ten years from the date this Plan is adopted or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

                                   ARTICLE X
                                   ---------
                                  RESTRICTIONS
                                  ------------

     Section 10.1. Any Options and shares of Common Stock issued pursuant hereto shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Option Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting the grant of an Option pursuant hereto, each Optionee shall agree to any such restrictions.

     Section 10.2. Any certificate evidencing shares of Common Stock issued pursuant to exercise of an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No certificate evidencing shares of Common Stock shall be delivered pursuant to exercise of the Options granted under this Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                                   ARTICLE XI
                                   ----------
                              FINANCIAL ASSISTANCE
                              --------------------

     Section 11.1 The Company is vested with the authority hereunder to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable upon exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                                  ARTICLE XII
                                  -----------
                              APPLICATION OF FUNDS
                              --------------------

     Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                                  ------------
                             EFFECTIVENESS OF PLAN
                             ---------------------

     Section 13.1 This Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this Plan by the Board of Directors or within such other time period required under
Section 422 of the Code and the regulations thereunder, this Plan shall remain in force; provided however, that all Options issued and issuable hereunder shall
          -------- -------
automatically be deemed to be Non-Qualified Options.

     IN WITNESS WHEREOF, pursuant to the approval of this Plan by the Board of Directors, this Plan is executed and adopted this _____ day of January, 2000.


                                      XCEED INC.

[CORPORATE SEAL]

                                 By:  _________________________________________
                                      Werner G. Haase, Chief Executive Officer

ATTEST:

By:  ________________________
     J. Gandolfo, Secretary

                                     PROXY

                                   XCEED INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Scott A. Mednick and Werner G. Haase, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of common stock, par value $0.01 per share, of Xceed Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 4, 2000, or any adjournments thereof, as follows on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] PLEASE MARK VOTES AS IN THIS SAMPLE


1. THE ELECTION OF SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

[ ] FOR ALL NOMINEES LISTED BELOW           [ ] WITHHOLD AUTHORITY FOR ALL
                                                NOMINEES LISTED BELOW

* INSTRUCTION: To withhold authority to vote for a given nominee, strike through the nominee's name:

Scott A. Mednick  Werner G. Haase  William N. Zabit  Norman Docteroff  John A. Bermingham Terry A. Anderson

2.    THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP, AS THE
      COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

3.    THE ADOPTION OF THE XCEED INC. MILLENNIUM STOCK OPTION PLAN.

            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

4.    THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
      INCORPORATION.

            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

Dated:  ___________________, 2000      ______________________________________
                                                    Signature

Dated:  ___________________, 2000      ______________________________________
                                            Signature if held jointly

* NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, THREE and FOUR.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                       2